COHEN & STEERS DIVIDEND VALUE FUND, INC.

CLASS A AND C SHARES

SUPPLEMENT DATED MARCH 17, 2008

TO THE PROSPECTUS DATED JULY 1, 2007

The information below supplements the information in “FEES AND EXPENSES OF THE FUND”:

Through February 28, 2009, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 1.15% for the Class A shares and 1.80% for the Class C shares. As a result, the numbers shown in the Example in “Fees and Expenses of the Fund” would be higher than those shown.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

COHEN & STEERS DIVIDEND VALUE FUND, INC.

CLASS I SHARES

SUPPLEMENT DATED MARCH 17, 2008

TO THE PROSPECTUS DATED JULY 1, 2007

The information below supplements the information in “FEES AND EXPENSES OF THE FUND”:

Through February 28, 2009, the Advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses at 0.80% for the Class I shares. As a result, the numbers shown in the Example in “Fees and Expenses of the Fund” would be higher than those shown.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.